May 25, 2021

The Chartwell Funds

Supplement to Prospectus

Dated May 1, 2021

This supplement updates certain information in the Prospectus of the Chartwell Income Fund, Chartwell Mid Cap Value Fund, Chartwell Short Duration High Yield Fund, Chartwell Small Cap Growth Fund, Chartwell Small Cap Value Fund (each a “Fund” and together the “Funds”) to revise information contained therein as described below.

1.	Change in the Other Redemption Information

Effective as of June 1, 2021, the Funds will no longer be using UMB Bank, n.a. as their IRA custodian therefore the section “Other Redemption Information” beginning on page 73 of the Prospectus is hereby deleted and replaced as follows:

PORTFOLIO HOLDINGS INFORMATION

Shareholders who hold shares of a Fund through an IRA or other retirement plan, must indicate on their redemption requests whether to withhold federal income tax. IRA and retirement plan redemptions must be completed on an IRA Distribution Form or other acceptable form approved by the custodian. Such redemption requests will generally be subject to a 10% federal income tax withholding unless a shareholder elects not to have taxes withheld. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional. An IRA owner with a foreign residential address may not elect to forgo the 10% withholding.

Each Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions, a Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-inkind) in lieu of cash in order to protect the interests of the Fund’s remaining shareholders. If a Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

A Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 60 days of the date of the notice. If, within 60 days of a Fund’s written request, you have not sufficiently increased your account balance, your shares will be automatically redeemed at the current NAV. A Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Further Information

For further information, please contact the Funds toll-free at 1-888-995-5505. You may also obtain additional copies of the Funds’ Prospectus free of charge, by writing to the Funds c/o Ultimus Fund

Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246, by calling the Funds toll-free at the number above or by visiting the Funds’ website at https://www.chartwellip.com.

Please retain this Supplement for future reference.